                      AMENDMENT TO LEASE DATED JUNE 4, 1998
                                 BY AND BETWEEN
                        DIRECT FOCUS, INC., TENANT AND
                         LEROY HART RENTALS, LANDLORD

                                October 20, 1998


Additional provisions regarding expansion at the NE Andresen Road Complex (approximately 8,000 square feet):

1. LEASE TERM. Lease term for the expansion space at the Hart Industrial Park, 2650 and NE Andresen Road, shall commence November 1, 1998, and expire on June 30, 2000.

2.  RENT ADJUSTMENT.  The rent for expansion space shall be as follows:

         November 1, 1998 to June 30, 2000 = $3,040.00 per month, gross.

3. EXPANSION SQUARE FOOTAGE. Tenant will additionally occupy an approximate 8,000 SF located at 2650 NE Andresen Road, as indicated on the attached drawing.

4. TERMS AND CONDITIONS. All other terms and conditions shall remain in effect.

5.  TENANT IMPROVEMENTS.  Tenant accepts space in an "AS-IS" condition.

6.  TOTAL LEASED SPACE.

                        Shell        Office
                       --------      ------
         Space A       9,000 SF       0 SF   )
         Space B       9,000 SF       0 SF   )  $10,830.00/month
         Space C       7,500 SF       0 SF   )
         Space D       3,000 SF       0 SF   )

         Space E       8,000 SF       0 SF   )  $ 3,040.00/month
                      ---------                 ----------------
         TOTAL        36,500 SF       0 SF      $13,870.00/MONTH

7. USE. The Premises shall be used and occupied only for warehousing, assembly and testing of Tenant's products.



AGREED AND ACCEPTED:                          AGREED AND ACCEPTED:
TENANT:  Direct Focus, Inc.                   LANDLORD:  Leroy Hart Rentals

By:       /s/ Brian R. Cook                   By:        /s/ Joseph Hart
       ------------------------                      ------------------------
       Brian R. Cook, President                            Joseph Hart

Date:          11/23/98                       Date:           12-1-98
       ------------------------                      ------------------------

                                   EXHIBIT "C"




                                   [FLOOR PLAN]